UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 27, 2018 (December 26, 2018)

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	001-34515	20-8468508
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

9 North West Fourth Ring Road Yingu Mansion Suite 1708

Haidian District Beijing, People’s Republic of China

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

+86 10 82525361

(ISSUER TELEPHONE NUMBER)

N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On Thursday, December 27, 2018 at 10:00 a.m. Beijing Time, China Advanced Construction Materials Group, Inc. (the “Company”) held its 2018 annual meeting of stockholders (the “Annual Meeting”). The number of shares of common stock entitled to vote at the Annual Meeting was 5,584,626 shares. The number of shares of common stock present or represented by valid proxy at the Annual Meeting was 3,479,126 shares. At the Annual Meeting, the following proposals were voted on:

1.	To elect Xianfu Han, Weili He, Tao Jin, Jiehui Fan, and Wei Pei (the “Director Nominees”) to serve on the Company’s Board of Directors (the “Board”) for a term of one (1) year;

2.	Ratification of selection of Wei, Wei & Co., LLP (“WWC”) as the Company’s independent registered public accounting firm for 2018 (the “Ratification of Auditor”);

3.	To authorize and approve the Company’s 2018 Equity Incentive Plan (the “Plan”);

4.	To conduct a non-binding advisory vote on the Company’s executive compensation;

5.	To adopt the Agreement and Plan of Merger (the “Merger Agreement”) by and between the Company and China Advanced Construction Materials Group, Inc., an exempted company incorporated under the laws of the Cayman Islands and a wholly owned subsidiary of the Company (“CADC Cayman”);

6.	To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

All Director Nominees were elected as directors, the Ratification of Auditor, the Plan, the non-binding advisory vote on the Company’s executive compensation, and Merger Agreement were all approved.  The Company’s inspector of election reported the final votes of the stockholders as follows:

	For	Against	Withheld	Abstain
Election of Directors
Xianfu Han	3,459,984	0	19,142	-
Weili He	3,459,984	0	19,142	-
Tao Jin	3,457,814	0	21,312	-
Jiehui Fan	3,459,984	0	19,142	-
Wei Pei	3,459,984	0	19,142	-

Ratification of appointment of independent registered public accounting firm	3,460,065	661	-	18,400

Approval of the Plan	3,459,418	1,308	-	18,400

Approval of the non-binding advisory vote on the Company’s executive compensation	3,459,860	866	-	18,400

Approval of Merger Agreement	3,458,496	2,064	-	18,566

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHINA ADVANCED CONSTRUCTION MATERIALS GROUP, INC.

Date: December 27, 2018	By:	/s/ Xianfu Han
	Name:	Xianfu Han
	Title:	Chief Executive Officer

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